UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVEN REPORTED):  April 13, 2004

                       COMMISSION FILE NUMBER: 333-93711


                        ICON Health & Fitness, Inc.
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Delaware                                   87-0531206
(State or other jurisdiction of         (I.R.S. Employer Identification
 incorporation or organization)                          No.)


                     1500 South 1000 West, Logan, Utah 84321
              (Address and zip code of principal executive offices)

                                435 750-5000
             (Registrant's telephone number, including area code)

Item 9.  REGULATION FD DISCLOSURE

     On April 13, 2004, ICON Health & Fitness, Inc. announced by press release its earnings for the quarter ended February 28, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 13, 2004, ICON Health & Fitness, Inc. announced by press release its earnings for the quarter ended February 28, 2004. A copy of the press release is attached hereto as Exhibit 99.1.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON Health & Fitness, Inc.

By:   /s/ S. Fred Beck
   -----------------------------
   S. Fred Beck
   Chief Financial Officer

Date:  April 13, 2004

                              EXHIBIT INDEX

Exhibit
Number         Description

99.1 Press Release of ICON Health & Fitness, Inc. dated April 13, 2004, reporting the Company's financial results for the third quarter of fiscal 2004.